WASATCH FUNDS TRUST

Supplement dated January 31, 2012 to the

Prospectus dated January 31, 2012

Investor Class

Equity Funds

Wasatch Core Growth Fund® (WGROX)

Wasatch Emerging India Fund™ (WAINX)

Wasatch Emerging Markets Small Cap Fund™ (WAEMX)

Wasatch Global Opportunities Fund™ (WAGOX)

Wasatch Heritage Growth Fund® (WAHGX)

Wasatch International Growth Fund® (WAIGX)

Wasatch International Opportunities Fund® (WAIOX)

Wasatch Large Cap Value Fund™ (FMIEX)

Wasatch Long/Short Fund™ (FMLSX)

Wasatch Micro Cap Fund® (WMICX)

Wasatch Micro Cap Value Fund® (WAMVX)

Wasatch Small Cap Growth Fund® (WAAEX)

Wasatch Small Cap Value Fund® (WMCVX)

Wasatch Strategic Income Fund® (WASIX),

Wasatch Ultra Growth Fund® (WAMCX)

Wasatch World Innovators Fund™ (WAGTX)

Bond Funds

Wasatch–1st Source Income Fund™ (FMEQX)

Wasatch-Hoisington U.S. Treasury Fund® (WHOSX)

This Supplement updates certain information contained in the Wasatch Funds Prospectus for Investor Class shares dated January 31, 2012. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.wasatchfunds.com or calling us at 800.551.1700.

Important Notice Regarding Change in Investment Policy

Wasatch International Opportunities Fund (the “Fund”)

The Fund’s Advisor seeks to identify individual companies that the Advisor believes have above average revenue and earnings growth potential. While there is no present intention to invest the Fund more heavily in securities issued by companies domiciled in emerging market countries, the portfolio managers believe that there will be more and more securities issued by companies outside the U.S.A., and in particular the growing emerging markets, that demonstrate above average revenue and earnings growth potential. As a result, the Advisor wants the Fund to be nimble within the international small cap space in order to employ the Fund’s investment strategy. Therefore, the Fund’s Advisor has recommended and the Fund’s Board of Trustees has approved a change to the Fund’s current investment strategy from investing a significant amount of its total assets (20% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets (the “Current Policy”) to investing a significant amount of its total assets (20% to 70% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets.

Pursuant to the requirements of Rule 35d-1 under the Investment Company Act of 1940, as amended, however, the Fund has adopted a non-fundamental policy to provide its shareholders with at least sixty (60) days’ prior notice of any change to its Current Policy. Accordingly, until April 1, 2012, the third paragraph under the heading “Principal Strategies” in the Summary section of the Prospectus for the Fund on page 23 is replaced in its entirety with the following:

The Fund may invest a significant amount of its total assets (20% to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging markets. Emerging market countries include those currently considered to be developing by the MSCI World Index. These companies typically are located in the Asia-Pacific region (including Hong Kong, Singapore and Taiwan), Eastern Europe, the Middle East, Central and South America, and Africa.

As of April 1, 2011, the above replacement paragraph will no longer be effective.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE